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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          ZARING NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A ...

     (2) Aggregate number of securities to which transaction applies: N/A ......

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Estimated aggregate value of consideration to be received by registrant:
         $55,400,000.00. One fiftieth of one percent equals $11,080.00. ........

     (4) Proposed maximum aggregate value of transaction: $55,400,000.00 .......

     (5) Total fee paid: $11,080.00 ............................................

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................
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
                          ZARING NATIONAL CORPORATION
                      11300 CORNELL PARK DRIVE, SUITE 500
                             CINCINNATI, OHIO 45242

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 2, 2001

To the Shareholders of Zaring National Corporation:

         A Special Meeting of Shareholders (the "Special Meeting") of Zaring National Corporation, an Ohio corporation ("Zaring"), originally scheduled for January 31, 2001, at 9:00 a.m., has been postponed until February 2, 2001, at 9:00 a.m. The Special Meeting will be held at Zaring's corporate office, 11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 45242, for the following purposes: (1) to consider and vote to authorize the Asset Sale; (2) to consider and vote to adopt the Name Change Amendment; and (3) to transact such other business as may properly come before the Special Meeting or any further postponements or adjournments thereof. PLEASE NOTE THAT THE DATE AND LOCATION OF THE SPECIAL MEETING HAVE BEEN CHANGED.

                SUPPLEMENT TO PROXY STATEMENT FOR SPECIAL MEETING

         This Supplement provides information in addition to that contained in the Proxy Statement of Zaring previously mailed to shareholders on or about January 5, 2001 with respect to the issues to be considered at the Special Meeting or at any postponement or adjournment thereof. This Supplement should be read only in conjunction with the Proxy Statement. Capitalized terms used herein that are not otherwise defined have the same meaning as set forth in the Proxy Statement.

BANKRUPTCY OF AMERICAN HOMESTAR CORPORATION

         On January 11, 2001, American Homestar Corporation ("American Homestar") filed an action seeking protection under Chapter 11 of the federal Bankruptcy Act while it attempts to work out a plan of reorganization with its creditors. American Homestar is the holder of a 25% equity interest in HomeMax, Inc. ("HomeMax"), of which Zaring owns the other 75%. The Chapter 11 proceeding filed by American Homestar may have a number of effects on Zaring and its subsidiaries, including HomeMax. As of March 15, 1999, American Homestar issued a note payable to Zaring, under which the current outstanding principal balance is $2,940,785 (payment of which is due in equal installments on March 15, 2001 and March 15, 2002), together with accrued interest as of January 23, 2001 in the amount of $242,349. In view of American Homestar's financial condition as indicated in the documents filed in Bankruptcy Court, Zaring's recovery of principal and interest under this note (to the extent such recovery, if any, may eventually be realized) will be substantially delayed. In addition, Zaring management believes that any such recovery will be substantially diminished, such that Zaring shareholders' equity would be a negative number as of December 31, 2000, because Zaring's liabilities exceed its assets. On September 30, 2000, Zaring had total shareholders' equity of $1,597,000.

         In addition, the bankruptcy filing by American Homestar may adversely affect and/or constitute a default under the inventory financing provided to HomeMax by Bombardier Capital, Inc. ("Bombardier"). The results of the American Homestar bankruptcy are not yet known, but could include repossession of the inventory currently financed by Bombardier, denial of additional lending by Bombardier, or the lending of additional amounts on terms that are more stringent than at present or subject to additional security arrangements. Certain actions that might be taken by Bombardier as a consequence of the default could result in the bankruptcy of HomeMax. Any of such consequences could negatively impact the operations of HomeMax and result in additional operating losses for Zaring, both before and after the Closing of the Asset Sale. As disclosed in the Proxy Statement, Zaring will undertake to restructure or sell the operations of HomeMax. In the event Zaring is unable to accomplish either such result successfully, Zaring may not be able to satisfy obligations owed to its creditors and may itself become the subject of a voluntary or involuntary bankruptcy proceeding.

AMENDMENT OF PURCHASE AGREEMENT

         The parties have agreed to amend the Purchase Agreement as of January 25, 2001, have set the Closing date as February 2, 2001 and have waived the provision permitting termination of the Purchase Agreement if the Closing does not occur on or before January 31, 2001.

         As described in the Proxy Statement, Drees is obligated to pay 5% of the estimated Cash Payment to an escrow account pursuant to an Escrow Agreement. Instead, the parties have agreed that Sellers, upon receipt of the estimated Cash Payment at Closing, will deposit the same 5% of the estimated Cash Payment with a bank as collateral for a letter of credit that such bank will issue in favor of Drees. Drees will be able to draw upon the letter of credit, which will be in the amount of the deposit, in the same circumstances as applicable to the original escrow arrangement. The parties have agreed that the letter of credit will terminate one year after Closing. The short-term disbursement escrow to provide a mechanism to disburse funds for Sellers' accounts payable will be modified to incorporate a letter of credit feature.

         As described in Proxy Statement, the Acquired Assets include certain defined Facility Leases. The parties have agreed that Drees will not assume the lease of office space located in Cincinnati, Ohio, but will sublet portions of the premises for various periods of time, which will not exceed 15 months. The parties have further agreed that Drees will not assume Zaring's computer lease (one of the contracts included in the Executory Contracts described in the Proxy Statement), but will sublease the computers from Zaring for a six-month period. Finally, Sellers disclaim their representation and warranty in the Purchase Agreement with regard to balance sheet solvency. Other clarifying or conforming changes have also been made to the Purchase Agreement.

VOTING

         We have included a new proxy card, which is blue in color, in the event that, after you have reviewed this Supplement, you wish to revoke your proxy and/or change your vote in the manner set forth in the Proxy Statement. You may change your vote by mailing the enclosed blue proxy card to Fifth Third Bank, the proxy tabulator, in the enclosed envelope or by faxing a signed proxy card to (412) 299-9191. In addition, although attendance at the Special Meeting does not itself revoke the appointment, you may revoke your proxy and/or change your vote by giving notice in open meeting.

         Any RBP Plan participant or beneficiary may revoke a proxy previously submitted by making a later appointment, by mailing the enclosed blue proxy card in the enclosed envelope or by faxing a signed proxy card to (412) 299-9191 or, by giving written notice of revocation to PNC.

         If, after reviewing the information contained in the Proxy Statement dated January 5, 2001 and this Supplement, you wish to revoke your proxy, please act promptly. Likewise, if you have not yet voted, please complete and return the white proxy card that was enclosed with the original Proxy Statement or the enclosed blue proxy card. If you have already submitted your proxy and do not wish to change your vote, no further action is required of you in connection with the Special Meeting. If you have questions about the voting procedure, please contact Ronald G. Gratz at (513) 489-8849.

         Drees has the ability to terminate the Asset Sale if all conditions to Closing, including the affirmative vote of Zaring shareholders, are not fulfilled by February 2, 2001. Accordingly, your prompt response is requested.

          Based on the information currently available, the Board of Directors continues unanimously to recommend that the shareholders vote "FOR" the proposal to authorize the Asset Sale pursuant to the Purchase Agreement and "FOR" the Name Change Amendment.

                                            By Order of the Board of Directors,

January 25, 2001                            Ronald G. Gratz, Secretary

                 ZARING NATIONAL CORPORATION SUBSTITUTE PROXY
               SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 2, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder appoints Allen G. Zaring III, John R. Brooks and John H. Wyant and each of them, as attorneys, with full power of substitution, to vote all shares in Zaring National Corporation ("Zaring") that the undersigned is entitled to vote at the special meeting of Zaring's shareholders to be held on February 2, 2001, at 9:00 A.M. at Zaring's corporate office, 11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 45242 and at any adjournment thereof, upon the matters indicated below and fully described in Zaring's proxy statement dated on or about January 5, 2001, as supplemented January 25, 2001, as well as upon any other matter properly coming before the meeting.


      Please mark vote in box, using dark ink only, in the following manner: /X/

      1. To authorize the sale of substantially all of the assets of Zaring and certain of its subsidiaries (the "Asset Sale") pursuant to an Asset Purchase Agreement dated as of December 1, 2000, by and among Zaring, Zaring Homes, Inc. and Zaring Homes of Indiana, LLC as Sellers and Drees Preferred Collection, Inc. as Purchaser, as amended.

       /   /  For                /   /  Against             /   /  Abstain

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      2. To adopt the proposed amendment to Article First of Zaring's Amended Articles of Incorporation to change Zaring's name to First Cincinnati, Inc. (the "Name Change Amendment").

       /   /  For                /   /  Against             /   /  Abstain

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      3. In their discretion, to act upon such other matters as may properly come before the special meeting.

      The shares represented by this proxy will be voted as directed or, if no direction is specified, will be voted "FOR" the Asset Sale and "FOR" the Name Change Amendment.

                                         Please sign name(s) exactly
                                         as printed hereon. In
                                         signing as attorney,
                                         administrator, executor,
                                         guardian or trustee, please
                                         give title as such.


                                         Date: ____________________, 2001


                                         ________________________________
                                                     Signature

                                         ________________________________
                                              Signature if held jointly

                                         Votes must be indicated (X)
                                         in Black or Blue ink.
                                         PLEASE MARK, SIGN AND
                                         RETURN THIS PROXY CARD
                                         PROMPTLY, USING THE
                                         ENVELOPE PROVIDED.

                  ZARING NATIONAL CORPORATION SUBSTITUTE PROXY
               SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 2, 2001
            THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE OF THE
              ZARING NATIONAL CORPORATION RETIREMENT BENEFIT PLAN

      The undersigned shareholder instructs PNC Bank, National Association ("PNC"), as Trustee for the Zaring National Corporation Retirement Benefit Plan (the "RBP Plan"), to vote all shares in Zaring National Corporation ("Zaring") that are held in the RBP Plan and as to which the undersigned has the right under the policies of the RBP Plan to instruct the vote at the special meeting of Zaring's shareholders to be held on February 2, 2001, at 9:00 A.M. at Zaring's corporate office, 11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 45242 and at any adjournment thereof, upon the matters indicated below and fully described in the Company's proxy statement dated on or about January 5, 2001, as supplemented January 25, 2001.


      Please mark vote in box, using dark ink only, in the following manner: /X/

      1. To authorize the sale of substantially all of the assets of Zaring and certain of its subsidiaries (the "Asset Sale") pursuant to an Asset Purchase Agreement dated as of December 1, 2000, by and among Zaring, Zaring Homes, Inc. and Zaring Homes of Indiana, LLC as Sellers and Drees Preferred Collection, Inc. as Purchaser, as amended.

       /   /  For                /   /  Against             /   /  Abstain

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      2. To adopt the proposed amendment to Article First of Zaring's Amended Articles of Incorporation to change Zaring's name to First Cincinnati, Inc. (the "Name Change Amendment").

       /   /  For                /   /  Against             /   /  Abstain

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      The shares represented by this proxy will be voted as directed or, if this proxy is signed and returned to PNC but no direction is specified, will be voted "FOR" the Asset Sale and "FOR" the Name Change Amendment.


                                  Please sign name(s) exactly as printed hereon.


                                  Date:______________________, 2001

                                  _________________________________
                                            Signature

                                  Votes must be indicated (X)
                                  in Black or Blue ink.
                                  PLEASE MARK, SIGN AND
                                  RETURN THIS PROXY CARD
                                  PROMPTLY TO PNC, USING THE
                                  ENVELOPE PROVIDED.